UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 28, 2006

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 28, 2006, Billy D. Prim, a member of the Board of Directors and Special Advisor to the Chief Executive Officer of Ferrellgas, Inc., the general partner of Ferrellgas Partners, L.P. (the "Partnership"), adopted a pre-arranged trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934 (the "Exchange Act"). The pre-arranged trading plan was adopted to allow Mr. Prim to sell up to 340,000 common units representing limited partner interests in the Partnership, through July 31, 2006. Mr. Prim is required to publicly disclose any transactions under this plan pursuant to Section 16(a) of the Exchange Act through Form 4 filings with the Securities and Exchange Commission.

Rule 10b5-1 allows persons who are not aware at the time of entering a Rule 10b5-1 plan of material, non-public information to adopt written, pre-arranged trading plans. Individuals may use these plans to diversify their investment portfolios over time. The Partnership does not undertake to report Rule 10b5-1 plans that may be adopted by any of its executive officers or directors in the future, or to report any modifications or termination of any publicly announced plan, except to the extent required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

March 29, 2006	By:	Kevin T. Kelly

Name: Kevin T. Kelly
Title: (By Ferrellgas, Inc., the Partnership's general partner) Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas Partners Finance Corp.

March 29, 2006	By:	Kevin T. Kelly

Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas, L.P.

March 29, 2006	By:	Kevin T. Kelly

Name: Kevin T. Kelly
Title: (By Ferrellgas, Inc., the Partnership's general partner) Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas Finance Corp.

March 29, 2006	By:	Kevin T. Kelly

Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)